SUMMARY PROSPECTUS AUGUST 1, 2010

Sit High Income Municipal Bond Fund	TRADING SYMBOL: SHMIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.sitfunds.com/open/documents.php. You can also get this information at no cost by calling 800-332-5580 or by sending an email request to info@sitinvest.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the prospectus will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information (SAI), both dated August 1, 2010, are incorporated by reference into this summary prospectus and may be obtained at no cost online at the website, phone number, or email address listed above.

INVESTMENT OBJECTIVE

The Fund seeks high current income that is exempt from regular federal income tax.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed only on shares held for less than 30 days)	2.00%
Annual Fund Operating Expense (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.31%
Acquired Fund Fees and Expenses(1)	0.04%
Total Annual Fund Operating Expenses	0.95%(1)

(1)

The total annual fund operating expenses do not correlate to the ratio of expenses to average net assets shown in the Fund’s Financial Highlights, which does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$97	$304	$528	$1,171

PORTFOLIO TURNOVER

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24.20% of the average value of the portfolio.

Summary — Sit High Income Municipal Bond Fund

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from regular federal income tax. During normal market conditions, the Fund invests 100% (and, as a fundamental policy, no less than 80%) of its net assets in such tax-exempt municipal securities.

The Fund invests in municipal securities that are rated by a nationally recognized statistical rating organization (NRSRO), or if not rated by a NRSRO, the Fund’s Adviser determines a comparable quality rating of the non-rated securities. The Fund seeks to maintain a minimum average credit quality rating of triple-B, including the comparable ratings of the non-rated securities as determined by the Fund’s Adviser. The Fund may invest up to 60% of its assets in municipal securities rated below investment-grade, or if non-rated, determined to be of comparable quality by the Fund’s Adviser. Debt securities rated below investment-grade are commonly known as “junk bonds” and are considered predominately speculative and involve greater risk of default or price changes. The Fund may not invest in securities rated lower than B3 or B-, but may invest up to 10% of its assets in non-rated securities determined by the Adviser to have comparable ratings below B3 or B-.

Municipal securities are debt obligations issued by or for U.S. states, territories, and possessions and the District of Columbia, and their political subdivisions, agencies, and instrumentalities. The Fund invests in both general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality, and in revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source. The Fund generally invests a significant portion of its assets in obligations of municipal housing authorities which include single family and multi-family mortgage revenue bonds, revenue bonds of health care-related facilities, and revenue bonds of educational institutions, which include higher education institutions, public, private and charter schools, and student loan-backed bonds.

In selecting securities for the Fund, Fund managers seek securities providing high current tax-exempt income. In making purchase and sales decisions for the Fund, the Fund managers consider their economic outlook and interest rate forecast, as well as their evaluation of a security’s structure, credit quality, yield, maturity, liquidity and portfolio diversification. Fund managers attempt to maintain an average effective duration for the portfolio of approximately 3 to 10 years based on the managers’ economic outlook and the direction in which inflation and interest rates are expected to move. Duration is a measure of total price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. The Fund’s dollar-weighted average maturity will, under normal market conditions, range between 12 and 25 years. However, since the Fund’s securities are subject to various types of call provisions which make their expected average lives shorter than their stated maturity dates, the Fund managers believe that the Fund’s average effective duration is a more accurate measure of the Fund’s price sensitivity to changes in interest rates than the Fund’s dollar-weighted average maturity.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds investing in bonds, the price and yield of the Fund may change daily due to interest rate changes and other factors. You could lose money by investing in the Fund.

The principal risks of investing in the Fund are as follows:

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Call Risk: Many bonds may be redeemed (“called”) at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

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Credit Risk: The issuers or guarantors of securities owned by the Fund may default on the payment of principal or interest, or experience a decline in credit quality, causing the value of the Fund to decrease. Bonds rated below investment-grade are also subject to a higher degree of credit risk than bonds rated investment-grade.

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High-Yield Risk: The Fund may invest up to 60% of its assets in municipal securities rated below investment-grade, or if non-rated, determined to be of comparable quality by the Fund’s Adviser. Debt securities rated below investment-grade are commonly known as junk bonds. Junk bonds are considered predominately speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness.

Summary — Sit High Income Municipal Bond Fund

>	Income Risk: The income you earn from the Fund may decline due to declining interest rates.

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Interest Rate Risk: An increase in interest rates may lower the Fund’s value and the overall return on your investment. The magnitude of this decrease is often greater for longer-term fixed income securities than shorter-term securities.

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Liquidity Risk: The Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of an inability to sell certain debt securities with more limited trading opportunities at a favorable price or time, including high yield securities that have received ratings below investment grade. Recent events have caused the markets for some debt securities to experience lower valuations and reduced liquidity. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading may also lead to greater price volatility.

>	Management Risk: A strategy used by the investment management team may not produce the intended results.

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Market Risk: The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

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Political, Economic and Tax Risk: Because the Fund invests primarily in municipal securities issued by states and their political subdivisions, the Fund may be particularly affected by the political and economic conditions and developments in those states. Since the Fund primarily invests municipal securities, the value of the Fund may be more adversely affected than other funds by future changes in federal or state income tax laws.

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Revenue Bond Risk: The revenue bonds in which the Fund invests may entail greater credit risk than the Fund’s investments in general obligation bonds. In particular, weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for the payment of principal and interest on certain multi-family housing authority bonds.

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Sector Concentration Risk: Because the Fund may invest a significant portion of their assets in health care facility bonds, housing authority bonds, and education bonds, the Fund may be more affected by events influencing these sectors than a fund that is more diversified across numerous sectors.

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Valuation Risk: The Fund may hold securities for which prices from pricing services may be unavailable or are deemed unreliable, in which case the Fund’s procedures for valuing investments provide that the Adviser shall use the fair value of such securities for valuing investments. There is a risk that the fair value determined by the Adviser or the price determined by the pricing service may be different than the actual sale prices of such securities.

HISTORICAL PERFORMANCE

The following tables provide information on the Fund’s volatility and performance. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table below compares the Fund’s performance over different time periods to that of the Fund’s benchmark index, which is a broad measure of market performance.

The table includes returns both before and after taxes. After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The performance information reflects Fund expenses, and assumes that all distributions have been reinvested. The benchmark is an unmanaged index, has no expenses, and it is not possible to invest directly in an index.

Summary — Sit High Income Municipal Bond Fund

Annual Total Returns for calendar years ended December 31

The Fund’s year-to-date return as of 6/30/10 (not annualized) was 4.54%.

Best Quarter: 11.38% (3Q09).
Worst Quarter: -13.75% (4Q08).

Average Annual Total Returns for periods ended December 31, 2009

Sit High Income Municipal Bond Fund	1 Year	Since Inception (12/31/06)
Return before taxes	26.20%	-0.08%

Return after taxes on distributions	26.20	-0.08

Return after taxes on distributions and sale of Fund shares	23.12	0.59

Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	12.91	4.41

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Sit Investment Associates, Inc. serves as the Fund’s investment adviser (the “Adviser”). The Fund’s investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day-to-day management of the Fund.

The primary portfolio managers of the Fund are:
Michael C. Brilley, Senior Vice President, has served as Chief Fixed Income Officer of the Fund since the Fund’s inception.
Debra A. Sit, Vice President – Investments, has served as Senior Portfolio Manager of the Fund since the Fund’s inception.
Paul J. Jungquist, Vice President – Investments, has served as Portfolio Manager of the Fund since the Fund’s inception.
The Fund’s inception date is December 31, 2006.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment for shares of the Fund is $150,000. The minimum subsequent investment is $5,000. The Fund’s shares are redeemable. In general, you may buy or redeem shares of the Fund on any business day by mail (Sit Mutual Funds, P.O. Box 9763, Providence, RI 02940) or by phone (1-800-332-5580).

For additional information, please see “Buying and Selling Shares” in the Prospectus.

Summary — Sit High Income Municipal Bond Fund

TAX INFORMATION

The Fund expects that its distributions will consist primarily of tax-exempt interest dividends. These dividends are not subject to regular federal income tax but may be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from the Fund’s net long-term capital gains, if any, are taxable to you as long-term capital gains, regardless of how long you have held your shares.

The sale or exchange of your shares in the Fund is a taxable transaction, and you may incur a capital gain or loss on the transaction. If you held the shares for more than one year, such gain or loss would be a long-term gain or loss. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser) the financial intermediary may impose account charges. The Fund and its related companies may also pay that intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary’s website for more information.